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                                                                    EXHIBIT 99.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the quarterly report on Form 10-Q (the "Form 10-Q") for the period ended September 30, 2002 of MPW Industrial Services Group, Inc. (the "Issuer"). I, Richard R. Kahle, Chief Financial Officer of the Company, certify that:

            (i) the Form 10-Q fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

            (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 14, 2002

                                               /s/ Richard R. Kahle
                                     ----------------------------------------
                                                 Richard R. Kahle
                                     Vice President, Chief Financial Officer,
                                              Secretary and Treasurer


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